Exhibit 99.1 Goldman Sachs U.S. Financial Services Conference 2020 Andy Cecere Chairman, President and Chief Executive Officer Terry Dolan Vice Chair and Chief Financial Officer December 9, 2020 U.S. BANCORPExhibit 99.1 Goldman Sachs U.S. Financial Services Conference 2020 Andy Cecere Chairman, President and Chief Executive Officer Terry Dolan Vice Chair and Chief Financial Officer December 9, 2020 U.S. BANCORP

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. The COVID-19 pandemic is adversely affecting U.S. Bancorp, its customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; further increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in the level of tariffs and other trade policies of the United States and its global trading partners; changes in customer behavior and preferences; breaches in data security; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2019, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, including the section entitled “Risk Factors” in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. U.S. BANCORP | 2Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. The COVID-19 pandemic is adversely affecting U.S. Bancorp, its customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; further increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in the level of tariffs and other trade policies of the United States and its global trading partners; changes in customer behavior and preferences; breaches in data security; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2019, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, including the section entitled “Risk Factors” in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. U.S. BANCORP | 2

U.S. Bancorp Overview NYSE Traded USB Branches 2,730 Assets $540B Founded 1863 ATMs 4,406 Deposits $413B Market Value $68B Loans $307B Regional National International Corporate & Commercial Banking Payment Services and Consumer & Business Banking and Wealth Management and Wealth Management & Investment Services Investment Services As of 9/30/20, except market value as of 12/04/20 U.S. BANCORP | 3U.S. Bancorp Overview NYSE Traded USB Branches 2,730 Assets $540B Founded 1863 ATMs 4,406 Deposits $413B Market Value $68B Loans $307B Regional National International Corporate & Commercial Banking Payment Services and Consumer & Business Banking and Wealth Management and Wealth Management & Investment Services Investment Services As of 9/30/20, except market value as of 12/04/20 U.S. BANCORP | 3

Our Position In the Industry

Assets			Deposits			Market Value		
1	J.P. Morgan	$3,246	1	J.P. Morgan	$2,001	1	J.P. Morgan	$373
2	Bank of America	2,738	2	Bank of America	1,703	2	Bank of America	253
3	Citigroup	2,234	3	Wells Fargo	1,383	3	Wells Fargo	122
4	Wells Fargo	1,922	4	Citigroup	1,263	4	Citigroup	122
5	**U.S. Bancorp**	**540**	**5**	**U.S. Bancorp**	**413**	**5**	**U.S. Bancorp**	**68**
6	Truist Financial	499	6	Truist Financial	371	6	Truist Financial	65
7	PNC	462	7	PNC	355	7	PNC	60
8	Fifth Third	202	8	Fifth Third	157	8	Fifth Third	20
9	Citizens Financial	179	9	Citizens Financial	143	9	KeyCorp	16
10	KeyCorp	171	10	KeyCorp	137	10	Citizens Financial	15

Source: company reports and Bloomberg
Assets and deposits as of 9/30/20; market value as of 12/04/20

U.S. BANCORP | 4

Our differentiated business mix supports consistent growth Consumer & Payment Business Banking Services 42% 25% Corporate & Wealth Management Commercial Banking & Investment Services 20% 13% Consumer & Business Banking Corporate & Commercial Banking Payment Services Wealth Management & Investment Services Branch banking, small business banking, Corporate Banking, Commercial Banking and Retail Payment Solutions, Wealth Management, Asset Management, consumer lending, mortgage banking and Commercial Real Estate Global Merchant Acquiring and Corporate Trust, Fund Services and Custody omnichannel delivery Corporate Payment Systems 3Q 2020 YTD taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support; see slide 16 for reconciliation U.S. BANCORP | 5Our differentiated business mix supports consistent growth Consumer & Payment Business Banking Services 42% 25% Corporate & Wealth Management Commercial Banking & Investment Services 20% 13% Consumer & Business Banking Corporate & Commercial Banking Payment Services Wealth Management & Investment Services Branch banking, small business banking, Corporate Banking, Commercial Banking and Retail Payment Solutions, Wealth Management, Asset Management, consumer lending, mortgage banking and Commercial Real Estate Global Merchant Acquiring and Corporate Trust, Fund Services and Custody omnichannel delivery Corporate Payment Systems 3Q 2020 YTD taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support; see slide 16 for reconciliation U.S. BANCORP | 5

Long History of Industry-leading Returns on Equity…

Return on Average Equity (5-Year Average)*



13.1%
11.9%
11.3%
11.1%
10.4%
9.2%
9.0%
8.4%
8.1%
6.9%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

Return on Average Equity (10-Year Average)*



13.3%
11.7%
10.9%
10.6%
9.8%
8.6%
8.6%
5.8%
4.9%
2.8%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

Return on Average Equity (15-Year Average)*



14.6%
12.7%
11.1%
10.1%
9.7%
8.9%
6.6%
6.5%
3.4%
2.2%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

Source: S&P Global Market Intelligence; Peer banks include: BAC, CFG, FITB, JPM, KEY, PNC, RF, TFC and WFC
* 5-Year average ranges from 2015-2019, 10-Year average ranges from 2010-2019, 15-Year average ranges from 2005-2019

U.S. BANCORP | 6

* … driven by superior PPNR and credit quality performance * * * Pre-Provision Net Revenue Pre-Provision Net Revenue Pre-Provision Net Revenue / Avg Assets / Avg Assets / Avg Assets 2.8% ** ** ** (5-Year Average) (10-Year Average) (15-Year Average) 2.5% 2.4% 2.2% 2.2% 2.1% 2.1% 2.1% 2.0% 2.0% 2.0% 1.9% 1.8% 1.7% 1.7% 1.7% 1.7% 1.6% 1.6% 1.6% 1.5% 1.5% 1.5% 1.5% 1.5% 1.5% 1.4% 1.1% 0.9% 0.9% USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Net Charge-off Rates • Our NCO ratios tend to run higher than peer 3.0% average in periods of economic strength due 2.5% to our higher than average mix of credit card loans 2.0% • During periods of stress, our disciplined 1.5% underwriting is validated by lower NCO ratios vs peers 1.0% 0.5% 0.0% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 NCO Rate for USB NCO Rate for Peers Recession Indicator Source: S&P Global Market Intelligence; Peer banks include: BAC, CFG, FITB, JPM, KEY, PNC, RF, TFC and WFC * PPNR defined by S&P Global Market Intelligence as: Net interest income, on a fully tax-equivalent basis, plus fees and other noninterest income minus non-credit-related expenses. Nonrecurring U.S. BANCORP | 7 revenue and nonrecurring expense and securities gains and losses are excluded. ** 5-Year average ranges from 2015-2019, 10-Year average ranges from 2010-2019, 15-Year average ranges from 2005-2019 NCO Rate* … driven by superior PPNR and credit quality performance * * * Pre-Provision Net Revenue Pre-Provision Net Revenue Pre-Provision Net Revenue / Avg Assets / Avg Assets / Avg Assets 2.8% ** ** ** (5-Year Average) (10-Year Average) (15-Year Average) 2.5% 2.4% 2.2% 2.2% 2.1% 2.1% 2.1% 2.0% 2.0% 2.0% 1.9% 1.8% 1.7% 1.7% 1.7% 1.7% 1.6% 1.6% 1.6% 1.5% 1.5% 1.5% 1.5% 1.5% 1.5% 1.4% 1.1% 0.9% 0.9% USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Net Charge-off Rates • Our NCO ratios tend to run higher than peer 3.0% average in periods of economic strength due 2.5% to our higher than average mix of credit card loans 2.0% • During periods of stress, our disciplined 1.5% underwriting is validated by lower NCO ratios vs peers 1.0% 0.5% 0.0% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 NCO Rate for USB NCO Rate for Peers Recession Indicator Source: S&P Global Market Intelligence; Peer banks include: BAC, CFG, FITB, JPM, KEY, PNC, RF, TFC and WFC * PPNR defined by S&P Global Market Intelligence as: Net interest income, on a fully tax-equivalent basis, plus fees and other noninterest income minus non-credit-related expenses. Nonrecurring U.S. BANCORP | 7 revenue and nonrecurring expense and securities gains and losses are excluded. ** 5-Year average ranges from 2015-2019, 10-Year average ranges from 2010-2019, 15-Year average ranges from 2005-2019 NCO Rate

Investing for the Future Innovation is providing opportunities for W e are investing in people and technology with the goal of improving Optimization growth and efficiency and driving Superior Returns U.S. BANCORP | 8Investing for the Future Innovation is providing opportunities for W e are investing in people and technology with the goal of improving Optimization growth and efficiency and driving Superior Returns U.S. BANCORP | 8

The shift towards digital is driving engagement and efficiency

Most consumer **transactions** now occur digitally

Transactions (% of Total)


64%
36%
67%
33%
76%
24%
8/31/18
8/31/19
8/31/20
Total Digital
Branch, ATM, Phone and IVR

Customer preference is increasingly migrating to our **mobile** platform

Mobile Transactions


+21% YoY
8/31/19
8/31/20

Engagement improves with mobile app uptake

Mobile App vs Online Active Engagement


1.8x
2.1x
2.3x
6 months
12 months
18 months

Digital Lending

Loan Sales (% of Total)


28%
72%
36%
64%
54%
46%
8/31/18
8/31/19
8/31/20
Total Digital
Branch and Phone

Small Business

Business Sales, % Digital Share


>2x
8/31/19
8/31/20

Total Digital includes both online and mobile platforms

U.S. BANCORP | 9

Leveraging the U.S. Bank Payments Ecosystem

We facilitate money movement and deliver technologies to power commerce seamlessly for our customers



Deposits
Lending
Capital solutions
Cash management
Investment services
U.S. Bank Payments Ecosystem
Card issuing
Merchant processing
Omni-commerce capabilities
AR and AP solutions
Banking services
Payments services

Empower real-time decision making, funding, and payments

- Embed real-time payment capabilities across payment flows to enhance working capital and cash management application
- Leverage data to drive One U.S. Bank, like improved credit decisioning

Create seamless customer experiences

- Create frictionless, smart, and unified experiences focused on DIY and DIT
- Create disbursement solutions that provide choice of payment method and instant payment capabilities

Drive customer acquisition, usage, and distribution

- Leverage distribution channels and data driven prospecting across U.S. Bank to increase sales efficiency and product penetration
- Expand value-added services to retain customers and expand into new market segments

U.S. BANCORP | 10

Use Cases: Business Payments Solutions

Leveraging Real-Time Payments

The Opportunity: There is lag time from when consumers make card purchases and when funds hit our business customers' bank accounts

- Funding timing significantly impacts our small business customers' cash flow
- Traditionally, funding takes one to three workdays, does not occur on weekends or holidays, and could be subject to a limit on the amount

Our solution: **Merchant Everyday Funding**

- Merchants are funded at the end of each day through their U.S. Bank Business DDA
- No daily funding limits
- Seven days a week, including holidays

The impact: Allows our business customers to optimize their cash flow

- Pay invoices quicker
- Cover business expenses faster

Providing Digital Solutions in B2C

The Opportunity: Customer preference has shifted to digital but most B2C payments still occur by physical check

- Few companies provide instant B2C payments
- Sufficient IT resources are often a barrier to companies providing electronic payments to their customers

Our solution: **Payee Choice**


Payment Preference
Zelle
PAPER CHECK
BANK ACCOUNT
PREPAID CARD

- Payee Choice enables our business customers to empower *their* customers to choose how they want to be paid
  - Zelle, direct deposit, prepaid card or check
- Easy plug-n-play technology frees up their IT resources

The impact: Allows our business customers to optimize their resources and serve their clients better

- Increasing usage in higher education, healthcare, and insurance
- Reduces reliance on physical checks

U.S. BANCORP | 11

Innovation is allowing us to optimize our distribution network Our digital banking offerings are driving the transformation of our distribution network Our existing branch network Digital first - branch lite expansion Branch-equivalent distribution Branch count 3,133 3,106 3,067 -10% We are selectively expanding into new high- We have formed an alliance with State Farm to 3,018 growth markets serve customers at greater scale 2,795 2,730 Focus on markets where we have a critical mass This alliance is a relationship-based model that of existing customers, employees and brand leverages the strengths of two like-minded identity cultures 2015 2016 2017 2018 2019 9/30/20 Charlotte, NC is our first out-of-footprint expansion We target an additional 15 percent net branch * closures completed by early 2021 * Announced on 10/14/20 Note: State Farm and logo are trademarks of State Farm Mutual Automobile Company U.S. BANCORP | 12Innovation is allowing us to optimize our distribution network Our digital banking offerings are driving the transformation of our distribution network Our existing branch network Digital first - branch lite expansion Branch-equivalent distribution Branch count 3,133 3,106 3,067 -10% We are selectively expanding into new high- We have formed an alliance with State Farm to 3,018 growth markets serve customers at greater scale 2,795 2,730 Focus on markets where we have a critical mass This alliance is a relationship-based model that of existing customers, employees and brand leverages the strengths of two like-minded identity cultures 2015 2016 2017 2018 2019 9/30/20 Charlotte, NC is our first out-of-footprint expansion We target an additional 15 percent net branch * closures completed by early 2021 * Announced on 10/14/20 Note: State Farm and logo are trademarks of State Farm Mutual Automobile Company U.S. BANCORP | 12

We are managing for the long-term while delivering near-term results that support a pathway to the future. U.S. BANCORP | 13We are managing for the long-term while delivering near-term results that support a pathway to the future. U.S. BANCORP | 13

4Q20 Guidance Update • Net interest income • Noninterest income • Expenses • Credit quality • Tax rate U.S. BANCORP | 144Q20 Guidance Update • Net interest income • Noninterest income • Expenses • Credit quality • Tax rate U.S. BANCORP | 14

Appendix U.S. BANCORP | 15Appendix U.S. BANCORP | 15

Non-GAAP Financial Measures ($ in millions) Net Revenue Line of Business Financial Performance 3Q20 YTD Corporate and Commercial Banking $ 3, 368 Consumer and Business Banking 7,198 Wealth Management and Investment Services 2,178 Payment Services 4,207 Treasury and Corporate Support 623 Total Company 17, 574 Less Treasury and Corporate Support 623 Total Company excl. Treasury and Corporate Support $ 16,951 Percent of Total Company Corporate and Commercial Banking 19% Consumer and Business Banking 41% Wealth Management and Investment Services 12% Payment Services 24% Treasury and Corporate Support 4% Total 100% Percent of Total Company excl. Treasury and Corporate Support Corporate and Commercial Banking 20% Consumer and Business Banking 42% Wealth Management and Investment Services 13% Payment Services 25% Total Company excl. Treasury and Corporate Support 100% U.S. BANCORP | 16Non-GAAP Financial Measures ($ in millions) Net Revenue Line of Business Financial Performance 3Q20 YTD Corporate and Commercial Banking $ 3, 368 Consumer and Business Banking 7,198 Wealth Management and Investment Services 2,178 Payment Services 4,207 Treasury and Corporate Support 623 Total Company 17, 574 Less Treasury and Corporate Support 623 Total Company excl. Treasury and Corporate Support $ 16,951 Percent of Total Company Corporate and Commercial Banking 19% Consumer and Business Banking 41% Wealth Management and Investment Services 12% Payment Services 24% Treasury and Corporate Support 4% Total 100% Percent of Total Company excl. Treasury and Corporate Support Corporate and Commercial Banking 20% Consumer and Business Banking 42% Wealth Management and Investment Services 13% Payment Services 25% Total Company excl. Treasury and Corporate Support 100% U.S. BANCORP | 16